FIRST EAGLE FUNDS

First Eagle Overseas Fund

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED JUNE 30, 2026

TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED MARCH 1, 2026, AS AMENDED OR SUPPLEMENTED

This Supplement is intended to highlight certain changes to the Summary Prospectus, Prospectus and Statement of Additional Information of First Eagle Overseas Fund (the "Fund"). Please review these matters carefully.

Anticipated Retirement of Portfolio Manager Alan Barr

Effective December 17, 2026, Alan Barr is retiring from First Eagle Investment Management, LLC (the "Adviser") and will no longer serve as a portfolio manager of the Fund.

Accordingly, effective December 17, 2026, all references to Mr. Barr in the Fund's Summary Prospectus, Prospectus and Statement of Additional Information are deleted. Matthew McLennan and Christian Heck will continue to be responsible for the day-to-day management of the Fund

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The information in this Supplement modifies (and if inconsistent, replaces) information contained in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information dated March 1, 2026, each as amended or supplemented. Except as noted above, no other provisions of the Summary Prospectus, Prospectus or Statement of Additional Information are modified by this Supplement.